                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 08, 1999

                   Newcourt Equipment Trust Securities 1998-2

A New York                    Commission File                    I.R.S. Employer
Corporation                    No. 333-34793                     No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Items. 5  Other

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report

Determination Date:       April 8, 1999     Payment Date:     April 15, 1999
Collection Period:       March 31, 1999



 I.    Information Regarding the Contracts

     1.  Contract Pool Principal Balance
         a.    Beginning of Collection Period                              $ 1,201,825,845.07
         b.    End of Collection Period                                    $ 1,158,207,538.07
         c.    Reduction for Collection Period                             $    43,618,307.01
     2.  Delinquent Scheduled Payments
         a.    Beginning of Collection Period                              $    15,147,587.95
         b.    End of Collection Period                                    $    13,172,230.86
     3.  Liquidated Contracts
         a.    Number of Liquidated Contracts
               with respect to Collection Period                                          127
                                                                                         ----
         b.    Required Payoff Amounts of Liquidated Contracts             $     2,273,163.12
         c.    Total Reserve for Liquidation Expenses                      $                -
         d.    Total Liquidation Proceeds Received                         $       122,735.95
         e.    Liquidation Proceeds Allocated to Owner Trust               $       117,170.06
         f.    Liquidation Proceeds Allocated to Depositor                 $         5,565.89
         g.    Current Realized Losses                                     $     2,155,993.06
     4.  Prepaid Contracts
         a.    Number of Prepaid Contracts with respect
               to Collection Period                                                       414
                                                                                         ----
         b.    Required Payoff Amounts of Prepaid Contracts                $     6,086,124.54
     5.  Purchased Contracts (by TCC)
         a.    Number of Contracts Purchased by TCC with
               respect to Collection Period                                                16
         b.    Required Payoff Amounts of Purchased Contracts              $     3,842,296.72

     6.  Delinquency Status of Contracts (End of Collection Period)


                            ----------------------------------------------------------------------------------------------
                                                                                                    % of Aggregate
                                 Number of                % of         Aggregate Required          Required Payoff
                                 Contracts             Contracts         Payoff Amounts                Amounts
                            ----------------------------------------------------------------------------------------------
     a.    Current                 62,690                92.82%         $ 1,091,127,263.52               93.15%
     b.    31-60 days               2,703                 4.00%         $    51,642,861.20                4.41%
     c.    61-90 days               1,086                 1.61%         $    15,685,851.80                1.34%
     d.    91-120 days                464                 0.69%         $     6,553,851.78                0.56%
     e.    120+ days                  598                 0.89%         $     6,369,940.63                0.54%
     f.    Total                   67,541               100.00%         $ 1,171,379,768.93              100.00%


    7.  Historical Delinquency Experience with Respect to Contracts


  ---------------------------------------------------------------------------------------------------------------------------------
                                      % of                       % of                        % of                       % of
                                   Aggregate                  Aggregate                    Aggregate                 Aggregate
                                Required Payoff            Required Payoff              Required Payoff           Required Payoff
         Collection                 Amounts                    Amounts                      Amounts                   Amounts
            Periods           31-60 Days Past Due        61-90 Days Past Due         91-120 Days Past Due        120+ Days Past Due
  ---------------------------------------------------------------------------------------------------------------------------------
        3/31/99                      4.41%                      1.34%                        0.56%                     0.54%
        2/28/99                      5.64%                      1.79%                        0.58%                     0.45%
        1/31/99                      5.45%                      1.51%                        0.69%                     0.01%
        12/31/98                     4.64%                      1.30%                        0.01%                     0.01%


    8.  Historical Loss Experience With Respect to Contracts


                                           -----------------------------------------------------------------------------------------
                                              Collection        3 Collection       6 Collection Periods       Cumulative Since
                                                Period         Periods Ending             Ending                Cut-off Date
                                               March-99           March-99               March-99
                                           -----------------------------------------------------------------------------------------
    a.    Number of Liquidated Contracts         127                206                     238                     238
    b.    Number of Liquidated
          Contracts as a Percentage
          of Initial Contracts                  0.045%             0.073%                 0.085%                   0.085%
    c.    Required Payoff Amounts of
          Liquidated Contracts                2,273,163          3,166,890               3,664,221               3,664,221
    d.    Liquidation Proceeds Allocated
          to Owner Trust                       117,170            304,857                 345,436                 345,436
    e.    Aggregate Current Realized
          Losses                              2,155,993          2,862,033               3,318,785               3,318,785
    f.    Aggregate Current Realized
          Losses as a Percentage of
          Cut-off Date Contract Pool
          Principal Balance                     0.161%             0.213%                 0.247%                   0.247%


II.   Information Regarding the Securities
   1.  Summary of Balance Information


  ---------------------------------------------------------------------------------------------------
                                                      Principal Balance as of    Class Factor as of
      Class                               Coupon           April 15, 1999          April 15, 1999
                                           Rate             Payment Date            Payment Date
  ---------------------------------------------------------------------------------------------------
 a. Class A-1 Notes                     5.195000%       $  164,947,037.13            0.51180
 b. Class A-2 Notes                     5.290000%       $   85,272,196.00            1.00000
 c. Class A-3 Notes                     5.450000%       $  470,004,229.00            1.00000
 d. Class A-4 Notes                     5.450000%       $  201,430,384.00            1.00000
 e. Class A-5 Notes                     5.500000%       $  108,724,653.80            0.88486
 f. Class B Notes                       5.660000%       $   15,442,996.00            1.00000
 g. Class C Notes (Quarterly Paying)    6.190000%       $   51,029,031.00            1.00000
 h. Total                               7.210000%       $   74,529,242.00            1.00000
                                          N.A.          $1,171,379,768.93            0.87230


                         -------------------------------------------------------
                              Principal Balance as of       Class Factors as of
                                   March 15, 1999              March 15, 1999
                                    Payment Date                Payment Date
                         -------------------------------------------------------
a. Class A-1 Notes                       $  206,250,479.51             0.63996
b. Class A-2 Notes                       $   85,272,196.00             1.00000
c. Class A-3 Notes                       $  470,004,229.00             1.00000
d. Class A-4 Notes                       $  201,430,384.00             1.00000
e. Class A-5 Notes                       $  112,438,587.31             0.91508
f. Class B Notes                         $   15,442,996.00             1.00000
g. Class C Notes (Quarterly Paying)      $   51,029,031.00             1.00000
h. Total                                 $   74,529,242.00             1.00000
                                         $1,216,397,144.82             0.90582



 Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,171,379,768.93 and the CCA Balance is $92,894,624.08


 2.  Monthly Principal Amount

     a.    Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                                      $      1,216,397,144.82
     b.    Contract Pool Principal Balance (End of Collection Period)            $      1,158,207,538.07
     c.    Monthly Principal Amount                                              $         58,189,606.75
 3.  Gross Collections
     a.    Scheduled Payments Received                                           $         40,284,796.64
     b.    Liquidation Proceeds Allocated to Owner Trust                         $            117,170.06
     c.    Required Payoff Amounts of Prepaid Contracts                          $          6,086,124.54
     d.    Required Payoff Amounts of Purchased Contracts                        $          3,842,296.72
     e.    Proceeds of Clean-up Call                                             $                     -
     f.    Investment Earnings on Collection Account and Note Distribution       $            479,624.34
     g.    Extension Fees Allocated to Owner Trust                               $                244.12
     h.    Total Gross Collections (sum of (a) through (g))                      $         50,810,256.42
 4.  Determination of Available Funds
     a.    Total Gross Collections                                               $         50,810,256.42
     b.    Withdrawal from Cash Collateral Account                               $          1,106,221.92
     c.    Total Available Funds                                                 $         51,916,478.34

 5.  Application of Available Funds


    ----------------------------------------------------------------------------------------------------------------
                            Item                 Amount                           Remaining Available Funds
    ----------------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                        $ 51,916,478.34
    b.    Servicing Fee                       $  1,251,901.92                          $ 50,664,576.42
    c.    Interest on Notes:
          i)    Class A-1 Notes               $    922,655.79                          $ 49,741,920.63
          ii)   Class A-2 Notes               $    375,908.26                          $ 49,366,012.37
          iii)  Class A-3 Notes               $  2,134,602.54                          $ 47,231,409.83
          iv)   Class A-4 Notes               $    914,829.66                          $ 46,316,580.17
          v)    Class A-5 Notes               $    515,343.53                          $ 45,801,236.64
          vi)   Class B Notes                 $     72,839.46                          $ 45,728,397.17
          vii)  Class C Notes                 $    263,224.75                          $ 45,465,172.42
          viii) Class D Notes                 $    447,796.53                          $ 45,017,375.89
    d.    Principal of Notes:
          i)    Class A-1 Notes               $ 41,303,442.38                          $  3,713,933.51
          ii)   Class A-2 Notes               $             -                          $             -
          iii)  Class A-3 Notes               $             -                          $  3,713,933.51
          iv)   Class A-4 Notes               $             -                          $             -
          v)    Class A-5 Notes               $  3,713,933.51                          $             -
          vi)   Class B Notes                 $             -                          $             -
          vii)  Class C Notes                 $             -                          $             -
          viii) Class D Notes                 $             -                          $             -
    e.    Deposit to Cash
          Collateral Account                  $             -                          $             -
    f.    Amount to be applied in
          accordance with CCA
          Loan Agreement                      $             -                          $             -
    g.    Balance, if any, to Equity
          Certificates                        $             -                          $             -


III. Information Regarding the Cash Collateral Account

 1.  Balance Reconciliation


     --------------------------------------------------------------------------------------------------
                                                                           April 15, 1999
                             Item                                           Payment Date
     --------------------------------------------------------------------------------------------------
     a.    Available Cash Collateral Amount (Beginning)                    $ 94,000,846.00
     b.    Deposits to Cash Collateral Account                             $             -
     c.    Withdrawals from Cash Collateral Account                        $  1,106,221.92
     d.    Releases of Cash Collateral Account Surplus
           (Excess, if any of (a) plus (b) minus (c) over (f))             $             -
     e.    Available Cash Collateral Amount (End)
           (Sum of (a) plus (b) minus (c) minus (d))                       $ 92,894,624.08
     f.    Requisite Cash Collateral Amount                                $ 94,000,846.00
     g.    Cash Collateral Account Shortfall
           (Excess, if any, of (f) over (e))                               $  1,106,221.92

 2.  Calculation of Requisite Cash Collateral Amount
     a.    For Payment Dates from, and including, the
           January 1999 Payment Date  to,
           and including, the December 1999 Payment Date
           1) Initial Cash Collateral Amount                               $ 94,000,846.00
     b.    For Payment Dates from, and including, the
           January 2000 Payment Date until
           the Final Payment Date, the sum of
           1) 8.25% of the Contract Pool Principal Balance
           2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
           3) Total ((1) plus (2))
     c.    Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($16,785,865); and
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance
     d.    Requisite Cash Collateral Amount

 3.  Calculation of Cash Collateral Account Withdrawals
     a.    Interest Shortfalls                                             $             -
     b.    Principal Deficiency Amount                                     $  1,106,221.92
     c.    Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                           $             -
     d.    Total Cash Collateral Account Withdrawals                          1,106,221.92

      IV.    Information Regarding Distributions on Securities

  ------------------------------------------------------------------------------------------------------------------------------
                Distribution               Class A-1              Class A-2             Class A-3            Class A-4
                  Amounts                    Notes                  Notes                 Notes                Notes
  ------------------------------------------------------------------------------------------------------------------------------
  1. Interest Due                         $    922,655.79         $ 375,908.26         $ 2,134,602.54          $ 914,829.66
  2. Interest Paid                        $    922,655.79         $ 375,908.26         $ 2,134,602.54          $ 914,829.66
  3. Interest Shortfall
     ((1) minus (2))                      $             -         $          -         $            -          $          -
  4. Principal Paid                       $ 41,303,442.38         $          -         $            -          $          -
  5. Total Distribution Amount
     ((2) plus (4))                       $ 42,226,098.17         $ 375,908.26         $ 2,134,602.54          $ 914,829.66


  ---------------------------------------------------------------------------------------------------------------------------------
                Distribution            Class A-5           Class B            Class C             Class D
                  Amounts                 Notes              Notes              Notes               Notes                 Totals
  ---------------------------------------------------------------------------------------------------------------------------------
  1. Interest Due                  $   515,343.53      $ 72,839.46        $ 263,224.75         $ 447,796.53         $ 5,647,200.53
  2. Interest Paid                 $   515,343.53      $ 72,839.46        $ 263,224.75         $ 447,796.53         $ 5,647,200.53
  3. Interest Shortfall
     ((1) minus (2))               $            -      $         -        $          -         $          -         $            -
  4. Principal Paid                $ 3,713,933.51      $         -        $          -         $          -         $ 45,017,375.89
  5. Total Distribution Amount
     ((2) plus (4))                $ 4,229,277.04      $ 72,839.46        $ 263,224.75         $ 447,796.53         $ 50,664,576.42


  V.      Information Regarding Other Pool Characteristics

 ----------------------------------------------------------------------------------------------------------------------------------
                                                             As of End of                               As of End of
       Item                                                    March-99                                 February-99
                                                          Collection Period                          Collection Period
 ----------------------------------------------------------------------------------------------------------------------------------
      1.  Original Contract Characteristics
          a.    Original Number of Contracts                  69,983                                      N.A.
          b.    Cut-Off Date Contract Pool
                Principal Balance                         $1,342,869,226                                  N.A.
          c.    Original Weighted Average
                 Remaining Term                               46.30                                       N.A.
          d.    Weighted Average
                Original Term                                 56.50                                       N.A.
      2.  Current Contract Characteristics
          a.    Number of Contracts                           67,541                                     68,305
          b.    Average Contract
                Principal Balance                            $17,148                                    $17,595
          c.    Weighted Average
                Remaining Term                                 43.5                                       44.2

 VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule


  --------------------------------------------------------------------------
                                               Since Issue

    Period                                         CPR
  --------------------------------------------------------------------------
    0                 December-98
    1                  January-99                  -5.255%
    2                      Feb-99                  -1.195%
    3                      Mar-99                   3.408%
    4                    April-99                   4.888%


     VII. Purchased, Liquidated and Paid Contracts

               A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 15, 1999

                             This Certificate shall
constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                                 AT&T Capital Corporation

                                 Thomas G. Adams
                                 -----------------------
                                 Thomas G. Adams
                                 Senior Vice President, Financial Reporting